EXHIBIT 99.2

CERTIFICATION OF CONTROLLERPURSUANT
TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment on Form 10-KSB/A , as filed with the Securities and Exchange Commission on the date hereof, to the Annual Report on Form 10-KSB of DOR BioPharma, Inc. (the “Company”) for the year ended December 31, 2001 (the “Report”), I, William D Milling, Controller, Treasurer and Corporate Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report, as amended, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY: /s/ William D Milling —————————————— William D Milling Controller, Treasurer and Corporate Secretary (principal financial officer)